Exhibit 31.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER

I, John M. Thornton, certify that:

      1. I have reviewed this annual report on Form 10-K of Mitek Systems, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


Dated: February 3, 2005                By: /s/  John M. Thornton
                                           -------------------------------------
                                           John M. Thornton
                                           Chief Financial Officer


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